SHARE-BASED PAYMENTS	9 Months Ended
Mar. 31, 2023
SHARE-BASED PAYMENTS
SHARE-BASED PAYMENTS

18.   SHARE-BASED PAYMENTS

As part of the merger described in Note 6, we have assumed the outstanding “2013 Stock Incentive Plan” from Pro Farm Group. On the merger date the total equity awards outstanding was converted consistent with the terms of the merger agreement into an aggregate of 1,191,362 option and or restricted stock units which was fully registered with the Securities and Exchange Commission on July 26, 2022. All equity awards retained their original granted terms. The company has not granted any additional awards under this plan during the period.

Stock Options

The total converted options outstanding on the date of the merger was 1,046,776. The estimated fair value of options on the merger date was $0.5 million. The Company’s fair value of the grants was estimated utilizing a Black Scholes option pricing model based on the following range of assumptions which have determined consistent with the Company’s historical methodology for such assumptions:

July 12, 2022
Exercise price	$7.16 - 204.66
Expected life (years)	0.03 - 9.83
Estimated volatility factor	34.9% - 44.4%
Risk-free interest rate	0.0%
Expected dividend yield	—

Annual compensation - Bonus

Bonus in Cash is an annual cash incentive awarded up to an amount that is five times the individual’s monthly salary, which can be increased by $30,000 in value if the recipient decides to receive the base bonus in ordinary shares, to each of the Chief Operating Officer, Sales Director and Marketing Director and Managing Director of Rizobacter. The bonus will be granted upon the meeting by the Company of certain financial and operational objectives. Each year the Board of Directors defines the objectives upon approval of the annual budget.

As well as fiscal year ended June 30, 2021, for the Bonus in Cash 2022, all the beneficiaries decided to receive the bonus in ordinary shares.

Bonus in Kind is an annual in-kind incentive awarded in ordinary shares up to an equivalent of $378,000 and $318,000 to the Chief Executive Officer and Chief Financial Officer, respectively, to tie a portion of their compensation to financial and operational objectives. Each year the Board of Directors will define the objectives upon approval of the annual budget. The charge for the nine-month period ended March 31, 2023 in consideration of the annual compensation bonus for objectives achieved in the year ended June 30, 2022 amounted to $0.5 million.The number of shares that can be awarded under each bonus will be determined by using a 20-day volume weighted average price (“VWAP”) of the Company’s ordinary shares, starting with the day on which the relevant financial and operational objectives are met by the Company and the bonus is granted. 50% of bonus vests immediately if the financial and operational objectives are achieved as of such date, and the remaining 50% vests in the subsequent 12-months, upon meeting of the financial and operational objectives.

The charge for the nine-month period ended March 31, 2023 in consideration of the annual compensation bonus for objectives achieved in the year ended June 30, 2022 amounted to $0.9 million.